Exhibit 99.1
BY-LAWS
OF
REGENERON PHARMACEUTICALS, INC.
(Amended Through November 9, 2007)
ARTICLE I
SHAREHOLDERS
          Section 1. Annual Meeting. The annual meeting of the shareholders of the Corporation shall be held either within or without the State of New York, at such place and at such time as the Board of Directors may designate and set forth in the call or in a waiver of notice thereof, for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting, provided that until changed by the Board of Directors, the annual meeting of the shareholders shall be held on the first Monday in June in each year, if not a legal holiday, and if a legal holiday, then on the next business day following, at 10:00 a.m., at which meeting the shareholders shall elect a Board of Directors for the ensuing year and transact such other business as may properly be brought before the meeting.
          Section 2. Proposed Business at Annual Meeting. No business may be transacted at an annual meeting of shareholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), which shall include shareholder proposals contained in the Corporation’s proxy statement made in accordance with Rule 14a-8 of the Securities and Exchange Act of 1934, as amended, or any successor thereto, (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any shareholder of the Company (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 2 and on the record date for the determination of shareholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 2.
          In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Company.

          To be timely, a shareholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the date of the annual meeting; provided, however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, notice by the shareholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.
          To be in proper written form, a shareholder’s notice to the Secretary must set forth as to each matter such shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such shareholder, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such shareholder, (iv) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business and (v) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.
          No business shall be conducted at the annual meeting of shareholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2, provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2 shall be deemed to preclude discussion by any shareholder of any such business. If the Chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.
          Section 3. Special Meetings. Special Meetings of the shareholders, for any purpose or purposes, may be called at any time by resolution of the Board of Directors or by the President, and shall be called by the President or by the Secretary upon the written request of the holders of record of shares, issued and outstanding the entitled to cast at least twenty-five percent (25%) of the total number of votes entitled to be cast by shareholders at such meeting, at such times and at such place either within or without the State of New York as may be stated in the call or in a waiver of notice thereof.
          Section 4. Notice of Meetings. Notice of the time, place and purpose of every meeting of shareholders shall be delivered personally or by first class mail, not less than ten days nor more than fifty days previous thereto, or by third class mail, not less than twenty four nor more than fifty days before the meeting, to each shareholder of record entitled to vote, at his post office address appearing upon the records of the Corporation or at such other address as shall be furnished in writing by him to the Corporation for such purpose. Such further notice shall be given as may be required by law or by these By-Laws. Any meeting may be held without notice if all shareholders entitled to vote are present in person or by proxy, or if notice is waived in writing, either before or after the meeting, by those not present.
          Section 5. Quorum. The holders of record of at least a majority of the votes of shares of the stock of the Corporation, issued and outstanding and entitled to vote, present in person or by proxy, shall, except as otherwise provided by law, the Certificate of Incorporation or by these By-Laws, constitute a quorum at all meetings of the shareholders; if there be no such quorum, the holders of a majority of the votes of such shares so present or represented may adjourn the meeting from time to time until a quorum shall have been obtained.
          Section 6. Organization of Meetings. Meetings of the shareholders shall be presided over by the Chairman of the Board, if there be one, or if he is not present by the President, or if he is not present by a chairman to be chosen at the meeting. The Secretary of the Corporation, or in his absence an Assistant Secretary, shall act as Secretary of the meeting, if present.
          Section 7. Voting. At each meeting of shareholders, except as otherwise provided by statute, every holder of record of stock entitled to vote shall be entitled to cast the number of votes to which shares of such class or series are entitled as set forth in the Certificate of Incorporation or any Certificate of Designation with respect to any preferred stock, in person or by proxy for each share of such stock standing in his name on the records of the Corporation. Elections of directors shall be determined by a plurality of the votes cast thereat and, except as otherwise provided by statute, the Certificate of Incorporation, or these By-Laws, all other action shall be determined by a majority of the votes cast at such meeting. Each proxy to vote shall be in writing and signed by the shareholder or by his duly authorized attorney.
          At all elections of directors, the voting shall be by ballot or in such other manner as may be determined by the shareholders present in person or by proxy entitled to vote at such election. With respect to any other matter presented to the shareholders for their consideration at a meeting, any shareholder entitled to vote may, on any question, demand a vote by ballot.
          A complete list of the shareholders entitled to vote at each such meeting, arranged in alphabetical order, with the address of each shareholder, the number of shares registered in the name of each shareholder, the class or series of such shares and the number of votes which such shares are entitled, shall be prepared by the Secretary and shall be open to the examination of any shareholder, for any purpose, germane to the meeting, during ordinary business hours, for a period of time of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present.
          Section 8. Action by Consent. Any action required or permitted to be taken at any meeting of shareholders may be taken without a meeting, if, prior to such action, a written consent or consents thereto setting forth such action, is signed by the holders of record of all of the shares of the stock of the Corporation, issued and outstanding and entitled to vote.
ARTICLE II
DIRECTORS
          Section 1. Number, Quorum, Term, Vacancies, Removal. The number of directors of the Corporation shall be fixed in the manner provided in the Certificate of Incorporation.
          A majority of the members of the Board of Directors then holding office shall constitute a quorum for the transaction of business, but if at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum shall have been obtained.
          Except as otherwise provided in the Certificate of Incorporation, Directors shall hold office until the next annual election at which the class to which a director shall have been elected is scheduled to stand for reelection and until their successors shall have been elected and shall have qualified, unless sooner displaced.
          Except as otherwise required by the Certificate of Incorporation, whenever any vacancy shall have occurred in the Board of Directors, by reason of death, resignation, or otherwise, other than removal of a director with cause by a vote of the shareholders as provided in the Certificate of Incorporation, it shall be filled by a majority of the remaining directors, though less than a quorum (except as otherwise provided by law), and the person so chosen shall serve for a term that coincides with the term of the class to which such director shall have been elected and until his successor is duly elected and has qualified.
          Any one or more of the directors of the Corporation may be removed with cause at any time by a vote of the shareholders as provided in the Certificate of Incorporation and thereupon the term of the director or directors who shall have been so removed shall forthwith terminate and there shall be a vacancy or vacancies in the Board of Directors, to be filled by a vote of the directors as provided in these By-Laws.

          Section 2. Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company, except as may be otherwise provided in the Certificate of Incorporation of the Company with respect to the right of holders of certain specified classes of preferred stock of the Company to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any annual meeting of shareholders, or at any special meeting of shareholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any shareholder of the Company (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 2 and on the record date for the determination of shareholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 2.
          In addition to any other applicable requirements, for a nomination to be made by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Company.
          To be timely, a shareholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an annual meeting, not less than sixty (60) days nor more than ninety (90) days prior to the date of the annual meeting; provided, however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, notice by the shareholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.
          To be in proper written form, a shareholder’s notice to the Secretary must set forth (a) as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (b) as to the shareholder giving the notice (i) the name and record address of such shareholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such shareholder, (iii) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder, (iv) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.
          No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in this Section 2. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.
          Section 3. Meetings, Notice. Meetings of the Board of Directors shall be held at such place either within or without the State of New York, as may from time to time be fixed by resolution of the Board, or as may be specified in the call or in a waiver of notice thereof. Regular meetings of the Board of Directors shall be held at such times as may from time to time be fixed by resolution of the Board, and special meetings may be held at any time upon the call of one director, the Chairman of the Board, if one be elected, or the President, by oral, telegraphic or written notice, duly served on or sent or mailed to each director not less than two days before such meeting. A meeting of the Board may be held without notice immediately after the annual meeting of shareholders at the same place at which such meeting was held. Notice need not be given of regular meetings of the Board. Any meeting may be held without notice, if all directors are present, or if notice is waived in writing, either before or after the meeting, by those not present.
          Section 4. Committees. The Board of Directors may, in its discretion, by resolution passed by a majority of the whole Board, designate from among its members one or more committees which shall consist of one or more directors. The Board may designate one or more directors as alternate members of any such committee, who may replace any absent or disqualified member at any meeting of the committee. Such committees shall have and may exercise such powers as shall be conferred or authorized by the resolution appointing them. A majority of any such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. The Board shall have power at any time to change the membership of any such committee, to fill vacancies in it, or to dissolve it.
          Section 5. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting, if prior to such action a written consent or consents thereto is signed by all members of the Board, or of such committee as the case may be, and such written consent or consents is filed with the minutes of proceedings of the Board or committee.
          Section 6. Compensation. The Board of Directors may determine, from time to time, the amount of compensation which shall be paid to its members. The Board of Directors shall also have power, in its discretion, to allow a fixed sum and expenses for attendance at each regular or special meeting of the Board, or of any committee of the Board; in addition to the Board of Directors shall also have power, in its discretion, to provide for and pay to directors rendering services to the Corporation not ordinarily rendered by directors, as such, special compensation appropriate to the value of such services, as determined by the Board from time to time.
          Section 7. The Board of Directors from time to time may elect a Chairman of the Board. The Chairman of the Board, if one is elected, shall preside at all meetings of the Board of Directors and of the shareholders, and he shall have and perform such other duties as from time to time may be assigned to him by the Board of Directors.
ARTICLE III
OFFICERS
          Section 1. Titles and Election. The officers of the Corporation, who shall be chosen by the Board of Directors at its first meeting after each annual meeting of shareholders, shall be a President, a Treasurer and a Secretary. The Board of Directors from time to time may elect one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and such other officers and agents as it shall deem necessary, and may define their powers and duties. Any number of offices may be held by the same person, except that office of President and Secretary may not be held by the same person.
          Section 2. Terms of office. The officers shall hold office until their successors are chosen and qualify.
          Section 3. Removal. Any officer may be removed, either with or without cause, at any time, by the affirmative vote of a majority of the Board of Directors.
          Section 4. Resignations. Any officer may resign at any time giving written notice to the Board of Directors or to the Secretary. Such resignation shall take effect at the time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
          Section 5. Vacancies. If the office of any officer or agent becomes vacant by reason of death, resignation, retirement, disqualification, removal from office or otherwise, the directors may choose a successor, who shall hold office for the unexpired term in respect of which such vacancy occurred.

          Section 6. President. The President shall be the chief executive officer of the Corporation and, in the absence of the Chairman, shall preside at all meetings of the Board of Directors, and of the shareholders. He shall exercise the powers and perform the duties usual to the chief executive officer and, subject to the control of the Board of Directors, shall have general management and control of the affairs and business of the Corporation; he shall appoint and discharge employees and agents of the Corporation (other than officers elected by the Board of Directors) and fix their compensation; and he shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall have the power to execute bonds, mortgages and other contracts, agreements and instruments of the Corporation, and shall do and perform such other duties as from time to time may be assigned to him by the Board of Directors.
          Section 7. Vice Presidents. If chosen, the Vice Presidents, in the order of their seniority, shall, in the absence or disability of the President, exercise all of the powers and duties of the President. Such Vice Presidents shall have the power to execute bonds, notes, mortgages and other contracts, agreements and instruments of the Corporation, and shall do and perform such other duties incident to the office of Vice President and as the Board of Directors or the President shall direct.
          Section 8. Secretary. The Secretary shall attend all sessions of the Board and all meetings of the shareholders and record all votes and the minutes of the proceedings in a book to be kept for that purpose. He shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors. The Secretary shall affix the seal of the Corporation to any instrument requiring it, and when so affixed, it shall be attested by the signature of the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer who may affix the seal to any such instrument in the event of the absence or disability of the Secretary. The Secretary shall have and be the custodian of the stock records and all other books, records and papers of the Corporation (other than financial) and shall see that all books, reports, statements, certificates and other documents and records required by law are properly kept and filed.
          Section 9. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys, and other valuable effects in the name and to the credit of the Corporation, in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the directors whenever they may require it, and account of all his transactions as Treasurer and of the financial condition of the Corporation.
          Section 10. Duties of Officers may be Delegated. In case of the absence of disability of an officer of the Corporation, or for any other reason that the Board may deem sufficient, the Board may delegate, for the time being, the powers or duties, or any of them, of such officer to any other officer, or to any director.

ARTICLE IV
INDEMNIFICATION
          Section 1. Indemnification of Directors, Officers, Employees and Agents in Actions by or in the Right of the Corporation.
               (a) Subject to Section 3, the corporation shall indemnify any person made or threatened to be made a party to an action by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director, officer, employee or agent acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.
          Section 2. Indemnification of Directors, Officer, Employees and Agents in Other Actions or Proceedings.
               (a) Subject to Section 3, the Corporation shall indemnify any person made or threatened to be made a party to an action or proceeding other than one by or in the right of the Corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director, officer, employee or agent of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he, his testator or intestate, was a director, officer, employee or agent of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director, officer, employee or agent of the Corporation acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.
               (b) The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director, officer, employee or agent of the Corporation did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation or that he had reasonable cause to believe that his conduct was unlawful.
               (c) For the purpose of this Section, the Corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the Corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person’s duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Corporation.
          Section 3. Payment of Indemnification Other Than by Court Award.
               (a) A person who has been wholly successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in Section 1 or 2 shall be entitled to indemnification as authorized in such sections.
               (b) Except as provided in paragraph (a), any indemnification under Section 1 or 2, unless ordered by a court under Section 724 of the Business Corporation Law of New York, shall be made by the Corporation, only if authorized in the specific case:
     (1) by the Board acting by a quorum consisting of directors who are not parties to such action or proceeding upon a finding that the director, officer,

employee or agent has met the standard of conduct set forth in Section 1 or 2, as the case may be, or,
     (2) if a quorum under subparagraph (1) is not obtainable or even if obtainable, a quorum of disinterested directors so directs:
     (A) by the Board upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in such sections has been met by such director, officer, employee or agent, or
     (B) by the shareholders upon a finding that the director, officer, employee or agent has met the applicable standard of conduct set forth in such sections.
          It is the policy of the Corporation that indemnification of the persons specified in Sections 1 and 2 shall be made to the fullest extent permitted by law.
               (c) Expenses incurred in defending a civil or criminal action or proceeding may be paid by the Corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such director, officer, employee or agent to repay such amount as, and to the extent, required by Section 4(a).
          Section 4. Other Provisions Affecting Indemnification of Directors, Officers, Employees and Agents.
               (a) All expenses incurred in defending a civil or criminal action or proceeding which are advanced by the Corporation under paragraph (c) of Section 3 or allowed by a court shall be repaid in case the person receiving such advancement or allowance is ultimately found, under the procedure set forth in this Article IV or in Section 725 of the New York Business Corporation Law, not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advance by the Corporation or allowed by the court exceed the indemnification to which he is entitled.
               (b) No indemnification, advancement or allowance shall be made under this Article IV in any circumstance where it appears:
               (1) that the indemnification would be inconsistent with a provision of the Certificate of Incorporation, a By-Law, a resolution of the Board of Directors or of the shareholders, an agreement or other proper corporation action, in effect at the time of the accrual of the alleged cause of action asserted in the threatened or pending action or proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

               (2) if there has been a settlement approved by the court, that the indemnification would be inconsistent with any condition with respect to indemnification expressly imposed by the court in approving the settlement.
               (c) If, under this Article IV, any expenses or other amounts are paid by way of indemnification, otherwise than by court order or action by the shareholders, the Corporation shall, not later than the next annual meeting of shareholders unless such meeting is held within three months from the date of such payment, and, in any event, within fifteen months from the date of such payment, mail to its shareholders of record at the time entitled to vote for the election of directors, a statement specifying the persons paid, the amounts paid and the nature and status at the time of such payment of the litigation or threatened litigation.
          Section 5. Non-Exclusivity and Survival of Indemnification. The provisions of this Article IV shall not be deemed to preclude the indemnification of any person who is not specified in Section 1 or 2 but whom the Corporation has the power or obligation to indemnify under the provisions of the Business Corporation Law of New York, or otherwise. The indemnification provided by this Article IV shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such person. The indemnification provided by this Article IV shall not be deemed exclusive of any other rights to which directors, officers, employees or agents of the Corporation seeing indemnification or advancement of expenses may be entitled under any By-Law, agreement, contract, vote of shareholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to actions in their official capacity and as to actions in another capacity while serving the Corporation provided that no indemnification may be made to or on behalf of any director, officer, employee or agent if a judgment or other final adjudication adverse to the officer, director, employee or agent establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of the action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled.
          Section 6. Insurance for Indemnification of Directors, Officers, Employees and Agents.
               (a) Subject to paragraph (b) below, the Corporation shall have the power to purchase and maintain insurance:
               (1) to indemnify the Corporation for any obligation which it incurs as a result of the indemnification of directors, officers, employees and agents under the provisions of this Article IV, and

               (2) to indemnify directors, officers, employees and agents in instances in which they may be indemnified by the Corporation under the provisions of this Article IV, and
               (3) to indemnify directors, officers, employees and agents in instances in which they may not otherwise be indemnified by the Corporation under the provisions of this Article IV provided the contract of insurance covering such directors, officers, employees and agents provides, in a manner acceptable to the superintendent of insurance, for a retention amount and for co-insurance.
               (b) No insurance under paragraph (a) may provide for any payment, other than cost of defense, to or on behalf of any director, officer, employee or agent:
               (1) if a judgment or other final adjudication adverse to the insured director, officer, employee or agent establishes that his acts of active and deliberate dishonesty were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled, or
               (2) in relation to any risk the insurance of which is prohibited under the insurance law of the State of New York.
               (c) Insurance under any or all subparagraphs of paragraph (a) may be included in a single contract or supplement thereto. Retrospective rated contracts are prohibited.
               (d) The Corporation shall, within the time and to the persons provided in paragraph (c) of Section 4, mail a statement in respect of any insurance it has purchased or renewed under this Section, specifying the insurance carrier, date of the contract, cost of the insurance, corporate positions insured, and a statement explaining all sums, not previously reported in a statement to shareholders, paid under any indemnification insurance contract.
          Section 7. Meaning of “Corporation” for Purposes of Article IV.
          For purposes of this Article IV, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation of any type or kind, domestic or foreign, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of the Article IV with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

ARTICLE V
CAPITAL STOCK
          Section 1. Certificates. The shares of stock of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution(s) that some or all of any or all classes and series of its shares shall be uncertificated shares; provided, however, that no such resolution shall apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Any certificates representing shares of stock shall be in such form as the Board of Directors may from time to time by resolution prescribe and shall be signed by the President or a Vice President and by the Secretary, or the Treasurer, or an Assistant Secretary, or an Assistant Treasurer, sealed with the seal of the Corporation or a facsimile thereof, and countersigned and registered in such manner, if any, as the Board of Directors may by resolution prescribe. Where any such certificate is countersigned by a transfer agent other than the Corporation or its employee, or registered by a registrar other than the Corporation or its employee, the signature of any such officer may be a facsimile signature. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as thought the person or persons who signed such certificate or certificates or whose facsimile signature or signatures shall have been used thereon had not ceased to be such officer or officers of the Corporation.
          Section 2. Transfer. Subject to any restrictions or transfer of shares of stock of the Corporation of any class, series or designation contained in the Certificate of Incorporation, the shares of stock of the Corporation shall be transferred only upon the books of the Corporation by the holder thereof in person or by his attorney, (i) upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require, or (ii) upon presentation of proper transfer instructions from the holder of record for the same number of uncertificated shares.
          Section 3. Record Dates. The Board of Directors may fix in advance a date, not less than ten nor more than sixty days preceding the date of any meeting of shareholders, or the date for the payment of any dividend, or the date for the distribution or allotment of any rights, or the date when any change, conversion or exchange of capital stock shall go into effect, as a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting or entitled to receive payment of any such dividend, or to receive any distribution or allotment of such rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, and in such case only such shareholders as shall be shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such distribution or allotment of rights or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.
          Section 4. Lost Certificates. In the event that any certificate of stock is lost, stolen, destroyed or mutilated, the Board of Directors may direct a new certificate or certificates or, if the shares represented by such certificate have been designated as uncertificated shares in accordance with Section 1 of this Article V, uncertificated shares to be issued by the Corporation for the same number of shares in lieu thereof. The Board may in its discretion, before the issuance of such new certificate, or certificates, or uncertificated shares, require the owner of the lost, stolen, destroyed or mutilated certificate, or the legal representative of the owner to make an affidavit or affirmation setting forth such facts as to the loss, destruction or mutilation as it deems necessary, and to give the Corporation a bond in such reasonable sum as it directs to indemnify the Corporation.
          Section 5. Regulations. Except to the extent that the exercise of such power shall be prohibited or circumscribed by these By-Laws, by the Certificate of Incorporation, as amended from time to time, or by statute, the Board of Directors shall have the power to make such rules and regulations concerning the issuance, registration, transfer and cancellation of stock certificates and uncertificated shares as it shall deem appropriate.
ARTICLE VI
CHECKS, NOTES, ETC.
          Section 1. Checks, Notes, Etc. All checks and drafts on the Corporation’s bank accounts, and all bills of exchange and promissory notes, and all acceptances, obligations and other instruments for the payment of money, may be signed by the President or any Vice President and may also be signed by such other officer or officers, agent or agents, as shall be thereunto authorized from time to time by the Board of Directors.

ARTICLE VII
MISCELLANEOUS PROVISIONS
          Section 1. Offices. The registered office of the Corporation shall be located at 777 Old Saw Mill River Road, in the City of Tarrytown, in the county of Westchester, in the State of New York, and the Corporate Secretary. The Corporation may have other offices either within or without the State of New York at such places as shall be determined from time to time by the Board of Directors or the business of the Corporation may require.
          Section 2. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.
          Section 3. Corporate Seal. The seal of the Corporation shall be circular in form and contain the name of the Corporation, and the year and state of its incorporation. Such seal may be altered from time to time at the discretion of the Board of Directors.
          Section 4. Books. There shall be kept at such office of the Corporation as the Board of Directors shall determine, within or without the State of New York, correct books and records of account of all its business and transactions, minutes of the proceedings of its shareholders, Board of Directors and committees, and the stock book, containing the names and addresses of the shareholders, the number of shares held by them and the class or series thereof, respectively, and the dates when they respectively became the owners of record thereof, and in which the transfer of stock shall be registered, and such other books and records as the Board of Directors may from time to time determine.
          Section 5. Voting of Stock. Unless otherwise specifically authorized by the Board of Directors, all stock owned by the Corporation, other than stock of the Corporation, shall be voted, in person or by proxy, by the President or any Vice President of the Corporation on behalf of the Corporation.
          Section 6. Business Advisory Board. The Corporation shall establish a Business Advisory Board which shall consist of the President of the Corporation and such other members, who may or may not be Directors, officers, or employees of the Corporation as shall be chosen by the President or the Board of Directors. The Business Advisory Board will have advisory status, and will not have the power to establish policy or procedure for the Corporation. It shall meet at least quarterly.

ARTICLE VIII
AMENDMENTS
          Section 1. Amendments. These By-Laws may be amended or repealed, or new By-Laws may be adopted, by the majority of the votes cast at the meeting of shareholders by the holders of shares entitled to vote thereon. The vote of the holders of at least a majority of the voting power of the Corporation, of the shares that are issued and outstanding and entitled to vote, shall be necessary at any meeting of shareholders to amend or repeal these By-Laws or to adopt new by-laws. The By-Laws may also be amended or repealed, or new by-laws adopted, at any meeting of the Board of Directors by the vote of at least a majority of the entire Board; provided that any by-law adopted by the Board may be amended or repealed by the shareholders in the manner set forth below.
          Any proposal to amend or repeal these By-Laws or to adopt new by-laws shall be stated in the notice of the meeting of the Board of Directors or the shareholders, or in the waiver of notice thereof, as the case may be, unless all of the directors or the holders of record of all of the shares of stock of the Corporation, issued and outstanding and entitled to vote, are present at such meeting.